EFFECTIVE June 8, 2007, THE
COMPANYS NAME HAS CHANGED
FROM CHEVALIER ITECH HOLDINGS
LIMITED TO CHEVALIER PACIFIC
HOLDINGS LIMITED


Exhibit A to Deposit
Agreement



No.	AMERICAN DEPOSITARY
SHARES
(Each American Depositary
Share represents
twenty five (25)
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF THE
PAR VALUE OF HK$0.10  EACH OF
CHEVALIER DEVELOPMENT
INTERNATIONAL LIMITED
(INCORPORATED UNDER THE LAWS
OF BERMUDA)

	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that


                , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited
Ordinary Shares (herein called
Shares) of Chevalier
Development International
Limited, incorporated under
the laws of Bermuda (herein
called the Company).  At the
date hereof, each American
Depositary Share represents
twenty five (25) Shares which
are either deposited or
subject to deposit under the
deposit agreement at the main
Hong Kong offices of The
Hongkong & Shanghai Banking
Corporation Limited (herein
called the Custodian).  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286
1.	THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of
September 18, 1996 (herein
called the Deposit Agreement),
by and among the Company, the
Depositary, and all Owners
from time to time of Receipts
issued thereunder, each of
whom by accepting a Receipt
agrees to become a party
thereto and become bound by
all the terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and holders
of the Receipts and the rights
and duties of the Depositary
in respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held thereun-
der (such Shares, securities,
property, and cash are herein
called Deposited Securities).
 Copies of the Deposit Agree-
ment are on file at the
Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.	SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in
this Receipt, and subject to
the terms and conditions of
the Deposit Agreement, the
Companys Memorandum of
Association and Byelaws and
applicable laws, the Owner
hereof is entitled to
delivery, to him or upon his
order, of the Deposited
Securities at the time
represented by  the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Owner
hereof or as ordered by him or
by the delivery of
certificates properly endorsed
or accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.

3.	TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the presentor of the Re-
ceipt of a sum sufficient to
reimburse it for any tax or
other governmental charge
including, without limitation,
any tax imposed by the laws of
Bermuda or Hong Kong, and any
stock transfer or registration
fee with respect thereto
(including  any such tax,
charge or fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations  the Depositary
and the Company may establish
consistent with the provisions
of the Deposit Agreement or
this Receipt, including,
without limitation, this
paragraph (3) and applicable
securities laws.

	The delivery of Receipts
against deposits of Shares
generally or against deposits
of particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary or the Company are
closed, or if any such action
is deemed necessary or
advisable by the Depositary or
the Company at any time or
from time to time because of
any requirement of law or of
any government or governmental
body or commission, or under
any provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence, Article 24
and applicable securities
laws.  Notwithstanding the
foregoing, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be sus-
pended subject only to (i)
temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares that, if
sold by the Owner thereof in
the United States, would be
required  to be registered
under the provisions of the
Securities Act of 1933, unless
a registration statement is in
effect as to such Shares.

4.	LIABILITY OF OWNER FOR
TAXES.
	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the Depositary
and the Depositary shall
either remit the same to the
appropriate governmental
agency and/or apply such
payment by the Owner to
reimburse itself or any other
party to the extent the
Depositary or any other such
party has already paid or is
required to pay such amounts
to the appropriate
governmental authority.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

5.	WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, nonassessable, and free
of any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that the
deposit of such Shares and the
 sale of Receipts evidencing
American Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933.  Such representations
and warranties shall survive
the deposit of Shares and
issuance or cancellation of
Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION
	Any person presenting
Shares for deposit or any
Owner of a Receipt may be
required from time to time to
file with the Depositary, the
Company or the Custodian such
proof of citizenship or resi-
dence, exchange control
approval, or such information
relating to the registration
on the books of the Company or
 the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warran-
ties, as the Depositary or the
Company may deem necessary or
proper.  The Depositary may,
and shall if requested by the
Company withhold the delivery
or registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in Bermuda
which is then performing the
function of the regulation of
currency exchange.

7.	CHARGES OF DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses
and outofpocket charges of the
Depositary and those of any
Registrar only in accordance
with agreements in writing en-
tered into between the
Depositary and the Company
from time to time.  Unless
otherwise agreed, the
Depositary shall present its
statement for such charges and
expenses to the Company  once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

	The following charges for
which the Company shall have
no responsibility or liability
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of the
Deposit Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals hereunder, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee not in
excess of $10.00 per 100
American Depositary Shares (or
portion thereof) for the
execution and delivery of
Receipts pursuant to Sections
2.3, or 4.3, and the surrender
of Receipts pursuant to
Section 2.5 of the Deposit
Agreement, (6) a fee not in
excess of $.02 per American
Depositary Share (or portion
thereof) for any cash distri-
bution made pursuant to the
Deposit Agreement including,
but not limited to Sections
4.1 through 4.4 thereof and,
(7) a fee not in excess of
$1.50 per certificate for a
Receipt or Receipts for
transfers made pursuant to
Section 2.4 of the Deposit
Agreement.

	The Bank of New York,
other than in its capacity as
the Depositary under the
Deposit Agreement, may own and
deal in  any class of secu-
rities of the Company and its
affiliates and in Receipts.
The Depositary, in its
capacity as Depositary, shall
be permitted to engage in
PreRelease activities in ac-
cordance with Section 2.9 of
the Deposit Agreement and in
transactions in securities of
the Company associated with
such activities, and may own
and sell Deposited Securities
as expressly provided in the
Deposit Agreement.


8.  PRERELEASE OF RECEIPTS.
	Notwithstanding Section
2.3 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (PreRelease).  The
Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
PreReleased, whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares in
satisfactory of a PreRelease.
 Each PreRelease will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash, U.S.
government securities  or such
other collateral as the
Depositary deems will provide
substantially similar
liquidity and security, (c)
terminable by the Depositary
on not more than five (5)
business days notice, and (d)
subject to such further
indemnities and credit
regulations as the Depositary
deems will provide
substantially similar
liquidity and security.  The
number of American Depositary
Shares which are outstanding
at any time as a result of
PreReleases will not normally
exceed thirty percent (30%) of
the Shares deposited hereunder
provided, however, that the
Depositary reserves the right
to change or disregard such
limit from time to time as it
deems appropriate.

		Notwithstanding
anything contained herein to
the contrary, the Depositary
shall comply with written
notice from the Company
instructing the Depositary not
to  PreRelease Receipts and to
terminate any outstanding
PreReleases in accordance with
the respective terms thereof.
 The Depositary shall
thereafter resume making
PreReleases in accordance with
this Section 2.9 upon written
authorization from the
Company.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

9.  DISCLOSURE OF BENEFICIAL
OWNERSHIP.
	The Company may from time
to time request Owners to pro-
vide information (a) as to the
capacity in which such Owners
own or owned American
Depositary Shares, (b)
regarding the identity of any
other persons then or
previously interested in such
American Depositary Shares and
(c) the nature of such
interest and various other
matters.  Each Owner agrees to
provide any information
requested by the Company or
the Depositary pursuant to
this Section.  The Depositary
agrees to use reasonable
efforts to comply with written
instructions received from the
Company requesting that the
Depositary forward any such
requests to the Owners and to
forward to the Company any
responses to such requests
received by the Depositary.

	Owners will be subject to
the provisions of the Hong
Kong Securities (Disclosure of
Interests) Ordinance (the
Ordinance) and any other
legislation or regulations of
Hong Kong from time to time in
effect regarding the
disclosure of interests in
Shares.  For the purposes of
this Article, the term
interest shall have the
meaning ascribed thereto in
the Ordinance.  Under the
Ordinance, an Owner may have a
duty to notify the Company if
such Owner becomes aware that
its interest in Shares
(including its interest in
Shares represented by ADSs)
equals or exceed 10% or more
of the issued share capital of
the Company.  Such Owner may
be required to further notify
the Company of certain changes
in such Owners interest in the
Shares, or if such Owner
ceases to have an interest in
10% or more of the issued
share capital of the Company.
 Under the Ordinance, the
Company has certain rights and
duties to make inquiries to
persons whom the Company knows
or has reasonable cause to
believe to be interested in
the Shares (including in
Shares represented by ADSs)
concerning such persons
interest in the Shares.  In
the event that any person with
whom the Company has made such
inquires fails to respond
thereto, or provides false
information in response
thereto, such person may also
be subject to sanctions and
criminal penalties.  The
Depositary agrees that it
shall use reasonable efforts
to assist the Company in
obtaining such information
with respect to ADSs, provided
that, except as otherwise
provided in this Deposit
Agreement, nothing herein
shall be interpreted as obli-
gating the Depositary to
provide or obtain any such
information not provided to
the Depositary by such Owners
or otherwise in the possession
of the Depositary.

10.	TAKEOVERS.
	Each Owner agrees that in
relation to the acquisition of
beneficial ownership or
control of Shares (including
Shares represented by American
Depositary Shares), the Owner
shall have regard to and shall
comply with the Code on
Takeovers and Mergers issued
by the Securities and Futures
Commission of Hong Kong as
such code may be amended and
supplemented from time to time
and agrees to comply with such
other laws, regulations and
codes of practice applicable
to the acquisition of
beneficial ownership or
control of Shares in Hong Kong
whether or not such may be
enforceable against such
Owners.

11.  TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument
under the laws of the State of
New York, provided, however,
that the Depositary and the
Owner, notwithstanding any
notice to the contrary, may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company
shall have any obligation or
be subject to any liability
under the Deposit Agreement to
any person or entity claiming
an interest in a Receipt
unless such person or entity
is the registered Owner
thereof.

12.  VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile signature of a
duly authorized signatory of
the Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

13.  REPORTS INSPECTION OF
TRANSFER BOOKS.
	The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with  certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying at the public
reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.

	The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited Se-
curities by the Company.  The
Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement. Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Company shall be furnished in
English.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
and the Company of Receipts
provided that such inspection
shall not be for the purpose
of communicating with Owners
of Receipts in the interest of
a business or object other
than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

14.  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
or the Custodian receives any
cash dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of
receipt thereof any amounts
received in a foreign currency
can in the judgment of the De-
positary be converted on a
reasonable basis  into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute the amount
thus received to the Owners of
Receipts entitled thereto,
provided, however, that in the
event that the Company, the
Custodian or the Depositary is
required to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes or other
governmental charges, the
amount distributed to the Own-
ers of the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

	Subject to the provisions
of Section 4.11 and 5.9, of
the Deposit Agreement,
whenever the Depositary or the
Custodian receives any dis-
tribution other than a
distribution described in
Section 4.1, 4.3 or 4.4 of the
Deposit Agreement, the De-
positary will cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem, upon consultation
with the Company equitable and
practicable for accomplishing
such distribution provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property
thus received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Section 5.9) shall
be distributed by the
Depositary to the Owners of
Receipts entitled thereto as
in the case of a distribution
received in cash.

 	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may with the
Companys prior written consent
and shall if the Company shall
so request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts evidencing an
aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the with-
holding of any tax or other
governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for frac-
tional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If ad-
ditional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property other
than cash (including Shares
and rights to subscribe
therefor) or any Deposited
Securities is subject to any
tax or other governmental
charges which the Depositary
is obligated to withhold, the
Depositary may by public or
private sale dispose of all or
a portion of such property
(including Shares and rights
to subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any
such taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

 15.  CONVERSION OF FOREIGN
CURRENCY.
	Whenever the Depositary
or the Custodian shall receive
foreign currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
can be and the resulting
Dollars transferred to the
United States, the Depositary
shall convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have dis-
tributed any warrants or other
instruments which entitle the
holders thereof to such
Dollars, then to the holders
of such warrants and/or
instruments upon surrender
thereof for cancellation.
Such distribution may be made
upon an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and shall
be net of any expenses of
conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable,
upon consultation with the
Company.  The Company shall
not be obligated to make any
such filings.

	If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars transfer-
able to the United States, or
if any approval or license of
any government or agency
thereof which is required for
such conversion is denied or
in the opinion of the
Depositary is  not obtainable,
or if any such approval or
license is not obtained within
a reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the right to
receive such foreign currency)
received by the Depositary to,
or in its discretion may hold
such foreign currency
uninvested and without
liability for interest thereon
for the respective accounts
of, the Owners entitled to
receive the same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected
for distribution to some of
the Owners entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto for whom such
conversion and distribution is
not practicable and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto for whom such
conversion and distribution is
not practicable.

16.  RIGHTS.
	In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall have
discretion, after consultation
with the Company, as to the
procedure to be followed in
making such rights available
to any Owners or in disposing
of such rights on behalf of
any Owners and making the net
proceeds available in Dollars
to such Owners or, if by the
terms of such rights offering
or, for any other reason, the
Depositary may not either make
such rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the De-
positary determines in its
discretion that it is lawful
and feasible to make such
rights available to all Owners
or to certain Owners but not
to other Owners, the
Depositary may distribute, to
any Owner to whom it deter-
mines the distribution to be
lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.  If the
Depositary determines in its
discretion that it is not
lawful and feasible to make
such rights available to
certain Owners, it may sell
the rights or warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restric-
tions or the date of delivery
of any Receipt or otherwise.
The Depositary shall not be
responsible for any failure to
determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular.

		If the Depositary
has distributed warrants or
other instruments for rights
to all or certain Owners, then
upon instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the pur-
chase price of the Shares to
be received upon the exercise
of the rights, and upon
payment of the fees of the
Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the  rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant
to Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this section,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

		If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American De-
positary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the
net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of this Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

		The Depositary will
not offer rights to Owners un-
less both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to Owners or are registered
under the provisions of such
Act.  If an Owner  of Receipts
requests distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such dis-
tribution unless it has
received an opinion from
recognized counsel in the
United States for the Company
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

		Subject to the
preceding paragraph, in
circumstances in which rights
would otherwise not be
distributed, if an Owner of
Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit such
rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.

		The Depositary and
the Company shall have no
responsibility or obligation
to determine that it may be
lawful or feasible to make
such rights available to
Owners in general or any Owner
in particular and shall not be
responsible for failure to do
so.  Nothing in this Receipt
or in the Deposit Agreement
shall create any obligation on
the part of the Company to
alter the terms or conditions
of any offering or dis-
tribution of rights or to file
a registration statement with
respect to such rights or the
securities obtainable pursuant
to such rights or to endeavor
to have such registration
statement declared effective.

17.  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall  be
made, or whenever rights shall
be issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date after consultation with
the Company, if different from
the record date applicable to
the Shares or other Deposited
Securities, (a) for the
determination of the Owners of
Receipts who shall be (i)
entitled to receive such divi-
dend, distribution or rights
or the net proceeds of the
sale thereof or (ii) entitled
to give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

18.  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of
Shares or solicitation of
consent proxies or other
Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable
thereafter, mail to the Owners
of Receipts a notice, the form
of which notice shall be in
the reasonable discretion of
the Depositary, in a form ap-
proved by the Company which
shall contain (a) such in-
formation as is contained in
such notice of meeting, (b) a
statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
applicable laws, regulations,
law and exchange requirements,
and the Memorandum of
Association and Byelaws of the
Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the number of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and (c) a
statement as to the manner in
which such instructions must
be  given.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor in
so far as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not, and the
Depositary shall ensure that
each Custodian and any of
their nominees shall not, (i)
vote or attempt to exercise
the right to vote that
attaches to the Shares or
other Deposited Securities,
other than in accordance with
such instructions, or (ii)
exercise any voting rights in
respect of the Deposited
Securities for which no voting
instructions have been
received.

19.  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do
not apply, upon any change in
nominal value, change in par
value, splitup, consolidation,
or any other reclassification
of Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion or replacement
of or otherwise in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American De-
positary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursu-
ant to the following sentence.
 In any such case the Deposi-
tary may, with the Companys
approval and shall if the
Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

 20.  LIABILITY OF THE COMPANY
AND DEPOSITARY.
	Neither the Depositary
nor the Company nor any of
their directors, employees or
affiliates shall incur any
liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law of the
United States or any other
country, or of any other
governmental or regulatory
authority or stock exchange,
or by reason of any provision,
present or future, of the
Memorandum of Association and
Byelaws of the Company, or by
reason of any provision of any
securities issued or
distributed by the Company or
any offering or distribution
thereof, or by reason of any
act of God or war or other
circumstances beyond its
control, the Depositary or the
Company or any of their direc-
tors, employees, agents or
affiliates shall be prevented,
or delayed or forbidden from
or be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of
the Deposit Agreement it is
provided shall be done or
performed nor shall the
Depositary or the Company nor
any of their directors,
employees, agents and
affiliates incur any liability
to any Owner or holder of a
Receipt by reason of any non-
performance or delay, caused
as aforesaid, in the perform-
ance of any act or thing which
by the terms of the Deposit
Agreement it is provided shall
or may be done or performed,
or by reason of any exercise
of, or failure to exercise,
any discretion provided for in
the Deposit Agreement.  Where,
by the terms of a distribution
pursuant to Sections 4.1, 4.2,
or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution
or offering may not be made
available to any Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap-
plicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation
to appear in, prosecute or de-
fend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connec-
tion with a previous act or
omission of the Depositary or
in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises the
Depositary performed its
obligations without negligence
and in good faith while it
acted as Depositary.  The
Depositary and the Company
shall be protected in acting
upon any written notice,
request, direction or other
document believed to be
genuine and to have been
signed or presented by the
proper party or parties.  With
respect to any PreRelease (as
defined in Section 2.9 of the
Deposit Agreement), the
Company shall not be
responsible for any li-
abilities or expenses (a)
which may be imposed under any
United States Federal, state
or local income tax laws or
(b) which may arise out of the
failure of the Depositary to
deliver Deposited Securities
when required under the terms
of Section 2.5 hereof of the
Deposit Agreement.  The
preceding sentence shall not
apply to any liability or
expense which may arise out of
any misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement, proxy
statement, prospectus (or
placement memorandum), or pre-
liminary prospectus (or
preliminary placement
memorandum) relating to the
offer of sale of American
Depositary Shares, except to
the extent any such liability
or expense arises out of (i)
information relating to the
Depositary or any Custodian,
as applicable, furnished in
writing and not materially
changed or altered by the
Company expressly for use in
any of the foregoing
documents, or, (ii) if such
information is provided, the
failure to state a material
fact necessary to make the
information provided not
misleading.

	The Company agrees to
indemnify the Depositary, its
directors, employees, agents
and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the fees and expenses of
counsel) which may arise out
of acts performed or omitted,
in accordance with the pro-
visions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any li-
ability or expense arising out
of the negligence, willful
misconduct or bad faith  of
either of them, or (ii) by the
Company or any of its direc-
tors, employees, agents and
affiliates.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.

	The indemnities contained
in the preceding paragraph
shall not extend to any
liability or expense which may
arise out of any PreRelease
(as defined in Section 2.9 or
paragraph (8)) but only to the
extent that any such liability
or expense arises in con-
nection with (a) any United
States Federal, state or local
income tax laws, or (b) the
failure of the Depositary to
deliver Deposited Securities
when required under the terms
of Section 2.5 under the
Deposit Agreement.  However,
the indemnities contained in
the preceding paragraph shall
apply to any liability or
expense which may arise out of
any misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement, proxy
statement, prospectus (or
placement memorandum), or
preliminary prospectus (or
preliminary placement
memorandum) relating to the
offer of sale of American
Depositary Shares, except to
the extent any such liability
or expense arises out of (i)
information relating to the
Depositary or any Custodian,
as applicable, furnished in
writing and not materially
changed or altered by the
Company expressly for use in
any of the foregoing
documents, or, (ii) if such
information is provided, the
failure to state a material
fact necessary to make the
information provided not mis-
leading.

	The Depositary agrees to
indemnify the Company, its di-
rectors, employees, agents and
affiliates and hold them harm-
less from any liability or
expense (including but not
limited to, the fees and
expenses of counsel) which may
arise out of acts performed or
omitted by the Depositary or
its Custodian or their
respective directors,
employees, agents and affili-
ates due to their negligence,
wilful misconduct or bad
faith.

 	Any person seeking
indemnification hereunder (an
Indemnified Person) shall
notify the person from whom it
is seeking indemnification
(the Indemnifying Person) of
the commencement of any
indemnifiable action or claim
promptly after such
Indemnified Person becomes
aware of such commencement and
shall consult in good faith
with the Indemnifying Person
as to the conduct of the
defense of such action or
claim, which defense shall be
reasonable under the circum-
stances.  No Indemnified
Person shall compromise or
settle any action or claim
without the consent in writing
of the Indemnifying Person.

21.  RESIGNATION AND REMOVAL
OF THE DEPOSITARY.
	The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do
delivered to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

22.  AMENDMENT.
	The form of the Receipts
and any provisions of the De-
posit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts,  shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement or the
Receipts as amended thereby.
In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.

23.  TERMINATION OF DEPOSIT
AGREEMENT.
	The Depositary shall at
any time at the direction of
the Company terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners of all Receipts
then outstanding at least 30
days prior to the date fixed
in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Owners of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Owner of a Receipt, will
upon (a) surrender of such
Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.5 of the Deposit
Agreement, and (c) payment of
any applicable taxes or
governmental charges, will be
entitled to delivery, to him
or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration
of transfers of Receipts,
shall suspend the distribution
of dividends to the Owners
thereof, and shall not give
any further notices or perform
any further acts under the
Deposit Agreement, except that
the Depositary shall continue
to collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur-
rendered to the Depositary
(after deducting, in each
case, the fee of the De-
positary for the surrender of
a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners of Receipts which have
not theretofore been sur-
rendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all obliga-
tions under the Deposit
Agreement except for  its
obligations to the Depositary
with respect to indemnifica-
tion, charges, and expenses.
The obligation of the
Depositary under paragraph
(18) hereof shall survive the
termination of the Deposit
Agreement.

24.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding anything
in the Deposit Agreement to
the contrary, the Company and
the Depositary each agrees
that it will not exercise any
rights it has under the
Deposit Agreement to prevent
the withdrawal or delivery of
Deposited Securities in a
manner which would violate the
U.S. securities laws,
including, but not limited to,
Section I.A. (1) of the
General Instructions to the
Form F6 Registration
Statement, as amended from
time to time, under the
Securities Act of 1933.

(..continued)




















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